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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): January 26, 2006

                 REINSURANCE GROUP OF AMERICA, INCORPORATED
           (Exact Name of Registrant as Specified in its Charter)

            MISSOURI                    1-11848               43-1627032
 (State or Other Jurisdiction of      (Commission            (IRS Employer
         Incorporation)               File Number)       Identification Number)



         1370 TIMBERLAKE MANOR PARKWAY, CHESTERFIELD, MISSOURI 63017
                   (Address of Principal Executive Office)



     Registrant's telephone number, including area code: (636) 736-7000



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 30, 2006, the Company issued a press release announcing its earnings for the three-month period ended December 31, 2005 and providing certain additional information. In addition, the Company announced in the press release that a conference call would be held on January 31, 2006 to discuss its financial and operating results for the three-month period ended December 31, 2005. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 30, 2006, the Company issued a press release announcing that Lisa
M. Weber resigned from its Board of Directors. Ms. Weber's resignation was effective January 25, 2006, and she was not a member of any Board committees. The press release also reported that on January 26, 2006, the Board elected Georgette A. Piligian, Senior Vice President & Chief Information Officer, Corporate Systems, MetLife, as a director to fill the vacancy created by Ms. Weber's resignation. Ms. Piligian will not serve as a member of any Board committees. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01         REGULATION FD DISCLOSURE

On January 30, 2006, the Company issued a press release announcing its earnings for the three-month period ended December 31, 2005 and providing certain additional information. In addition, the Company announced in the press release that a conference call would be held on January 31, 2006 to discuss its financial and operating results for the three-month period ended December 31, 2005. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.       Exhibit
         -----------       -------

             99.1 Press Release of Reinsurance Group of America, Incorporated dated January 30, 2006




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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REINSURANCE GROUP OF AMERICA,
                                             INCORPORATED

Date: January 30, 2006                          By:  /s/ Jack B. Lay
                                                    ----------------------------
                                                    Jack B. Lay
                                                    Executive Vice President and
                                                    Chief Financial Officer




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                                EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------

             99.1 Press Release of Reinsurance Group of America, Incorporated dated January 30, 2006.